                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:



[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                              Sequa Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

[SEQUA LOGO]

                               SEQUA CORPORATION
                                200 PARK AVENUE
                            NEW YORK, NEW YORK 10166

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 8, 2003

                             ---------------------

     The annual meeting of stockholders of SEQUA CORPORATION (the "Company") will be held in Auditorium A/B in the 2nd Floor Conference Center, 383 Madison Avenue, New York, New York, on Thursday, May 8, 2003, at 11 a.m., for the following purposes:

     1. To elect directors;

     2. To ratify the appointment of Ernst & Young LLP, as independent auditors of the Company for the 2003 fiscal year; and

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on March 19, 2003 are entitled to notice of and to vote at the meeting and any adjournment thereof. A list of stockholders will be available for examination by any stockholder, for any purpose germane to such meeting, during the ten days prior to the meeting date at the Company's address set forth above.
                                            By order of the Board of Directors,

                                            /s/ Diane C. Bunt
                                            Diane C. Bunt
                                            Secretary

New York, N.Y.
March 31, 2003

                                   IMPORTANT

PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTPAID WHITE ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. IF YOU ARE PLANNING TO ATTEND THE MEETING, YOU MUST RETURN THE ENCLOSED POSTPAID ATTENDANCE CARD AS QUICKLY AS POSSIBLE. NO ONE WILL BE ADMITTED WITHOUT AN ATTENDANCE CARD. THANK YOU FOR ACTING PROMPTLY.

                               SEQUA CORPORATION
                                200 PARK AVENUE
                            NEW YORK, NEW YORK 10166

                             ---------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 8, 2003

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

                        PERSONS MAKING THE SOLICITATION

     The accompanying proxy is being solicited by the Board of Directors of Sequa Corporation (the "Company") for use at the annual meeting of stockholders to be held on Thursday, May 8, 2003, or any adjournment thereof. If such proxy is properly signed and returned prior to the meeting, the shares with respect to which the proxy is given will be voted as indicated thereon; provided, however, that a stockholder may revoke his proxy at any time prior to its use at the meeting, either by giving written notice addressed to the Secretary of the Company, at its executive offices located at 200 Park Avenue, New York, New York 10166, or by withdrawing his proxy and voting in person at the meeting. The entire cost of soliciting proxies will be borne by the Company. Proxies will be solicited principally through the use of the mails but directors, officers and regular employees of the Company, without additional compensation, may use their personal efforts by telephone or otherwise to obtain proxies. The Company will also request banks, brokers and other nominee holders of the Company's shares to forward proxy materials to their principals or customers who are beneficial owners of such shares and will reimburse such holders for their reasonable expenses incurred in doing so. The Company anticipates that mailing of proxy material to stockholders will commence on or about March 31, 2003.

                    VOTING SECURITIES AND OWNERSHIP THEREOF
                  BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Only stockholders of record at the close of business on March 19, 2003, the record date with respect to this solicitation, will be entitled to notice of, and to vote at, the meeting. On the record date, there were outstanding 7,102,450 shares of the Company's Class A Common Stock, no par value ("Class A Common Stock"), 3,329,780 shares of the Company's Class B Common Stock, no par value ("Class B Common Stock"), and 412,815 shares of the Company's $5.00 Cumulative Convertible Preferred Stock, par value $1.00 per share ("Preferred Stock"), which constitute the only outstanding voting securities. Each share of Class B Common Stock is convertible at any time into one share of Class A Common Stock, and each share of Preferred Stock is convertible at any time into 1.322 shares of Class A Common Stock, subject to certain adjustments. Each share of Class A Common Stock and each share of Preferred Stock have one vote and, with respect to all matters to come before the meeting, will vote with the Class B Common Stock, which has ten votes per share. The presence in person or by proxy of stockholders of record representing in the aggregate a majority of the combined outstanding voting power of all classes of stock of the Company entitled to vote shall constitute a quorum for the transaction of business. Broker non-votes and abstentions are counted in determining the existence of a quorum. Proxies marked
(i) as abstentions, or (ii) to withhold a vote from a nominee as a director in the case of the election of directors, will have the effect of a negative vote. Broker non-votes (where a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise his discretionary authority with respect thereto) will be considered as present at the meeting but not entitled to vote with respect to the particular matter and will therefore have no effect on the vote. Directors shall be elected by a plurality of votes cast (Item 1). The affirmative vote of the holders of shares of stock representing a majority of the combined voting power of all eligible classes of stock present or represented at the meeting is required for approval of Item 2. Votes are counted preliminarily by the Company's transfer agent through its automated system and, finally, at the Annual Meeting of Stockholders, by the Inspectors of Election.

                SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS

     The table below sets forth information with respect to any person (other than the Company's directors) known to the Company to be the beneficial owner of more than five percent of any class of the Company's outstanding voting securities as of March 1, 2003. Except to the extent indicated in the footnotes, sole voting and investment power with respect to the shares shown is held by the owner named.

                                                         NUMBER OF SHARES                 PERCENT OF
                                                            OF CLASS A      PERCENT OF    AGGREGATE
                   NAME AND ADDRESS                        COMMON STOCK       CLASS      VOTING POWER
                   ----------------                      ----------------   ----------   ------------
Gabelli Funds, Inc.....................................     1,535,810(1)      21.62(1)       3.76(1)
  (and affiliates)
  One Corporate Center
  Rye, NY 10580-1434
Sequa Corporation Master Trust.........................       544,800(2)       7.77          1.33
  (for participating pension plans)
  c/o The Bank of New York
  (as Master Trustee)
  One Wall Street
  New York, NY 10286

                                                         NUMBER OF SHARES                 PERCENT OF
                                                            OF CLASS B      PERCENT OF    AGGREGATE
                   NAME AND ADDRESS                        COMMON STOCK       CLASS      VOTING POWER
                   ----------------                      ----------------   ----------   ------------
Gabelli Funds, Inc.....................................     1,097,128(1)      32.95(1)      26.88(1)
  (and affiliates)
  One Corporate Center
  Rye, NY 10580-1434

                                                         NUMBER OF SHARES                 PERCENT OF
                                                                OF          PERCENT OF    AGGREGATE
                   NAME AND ADDRESS                      PREFERRED STOCK      CLASS      VOTING POWER
                   ----------------                      ----------------   ----------   ------------
Gabelli Funds, Inc.....................................      184,450(1)       44.68(1)       (3)
  (and affiliates)
  One Corporate Center
  Rye, NY 10580-1434
Forest Investment Management LLC.......................       96,800(4)       23.45          (3)
  (and affiliates)
  53 Forest Avenue
  Old Greenwich, CT 06870

---------------

(1) Gabelli Funds, Inc. and GAMCO Investors, Inc. (and affiliates) (collectively, the "Gabelli Companies") own beneficially all classes of the Company's stock. Pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended, the total of the Gabelli Companies' Class A Common Stock, Class B Common Stock (if converted into Class A Common Stock) and Preferred Stock (if converted into Class A Common Stock) would give the Gabelli Companies aggregate holdings of 2,876,780 shares of Class A Common Stock, or 34.07 percent of that class. This would represent 9.28 percent of the total votes then outstanding (after conversions to Class A of all Gabelli Companies' stock) in all classes. If no conversions were done, the total current holdings of all three classes of stock by the Gabelli Companies gives them 31.11 percent of the aggregate voting power of all Company stock. Of the Preferred Stock, the Gabelli Companies have no voting power with respect to 2,400 shares. The Gabelli Convertible and Income Securities Funds Inc. has no dispositive power and sole voting power with respect to 30,000 shares of Preferred Stock. In connection with their shares of Class B Common Stock, the Gabelli Companies have no voting power with respect to 222,500 shares. The data as to holdings of the Gabelli Companies is based on their most recent filings made with the Securities and Exchange Commission (Class A Common Stock -- April 25, 2001; Class B Common Stock -- February 26, 2002; Preferred Stock -- January 24, 2003 and February 13,
    2003).

(2) All of the shares of Class A Common Stock held by the Sequa Corporation Master Trust (the "Trust") are voted by the Trust's Investment Committee, composed of certain officers of the Company. Such committee also makes decisions regarding acquisitions and dispositions of Company stock for the Trust.

(3) Less than 1%.

(4) Forest Investment Management LLC, Forest Partners II, L.P., Michael A. Boyd, Inc. and Michael A. Boyd (together,"Forest") has shared investment power, with respect to 96,800 shares of Preferred Stock and shared voting power over 95,900 shares of Preferred Stock. Forest disclaims beneficial ownership of such securities.

SECURITY OWNERSHIP BY MANAGEMENT

     The following table provides information as to the Company's voting securities beneficially owned as of March 1, 2003, by the Company's directors, the named executive officers of the Company (except for Stuart Z. Krinsly who died on November 15, 2002 and is not included) and by all such directors and executive officers as a group. None of the Company's executive officers or directors is the beneficial owner of any Preferred Stock (with the exception of 1,000 shares owned by a trust in which the children of an executive officer have a partial remainder interest, and as to which the executive officer, who is the trustee, disclaims beneficial ownership). Except to the extent indicated in the footnotes, sole voting and investment power with respect to the shares shown is held by the owner named.

                                                                        NUMBER OF               PERCENT OF
                                                                        SHARES OF     PERCENT   AGGREGATE
                              NUMBER OF SHARES OF CLASS   PERCENT OF     CLASS B        OF        VOTING
NAME                               A COMMON STOCK           CLASS      COMMON STOCK    CLASS      POWER
----                          -------------------------   ----------   ------------   -------   ----------
Norman E. Alexander.........    2,179,236(a)(b)(c)(d)       30.62      1,944,744(e)    58.40     52.97
Leon Black..................                    4,108          (f)            None        --      (f)
Gerard M. Dombek............                    6,012          (f)            None        --      (f)
Alvin Dworman...............                    5,437          (f)            None        --      (f)
David S. Gottesman..........                   10,669          (f)            None        --      (f)
Richard S. LeFrak...........                    6,123          (f)             500        (f)     (f)
Howard M. Leitner...........           5,891(a)(c)(d)          (f)            None        --      (f)
John J. Quicke..............             33,162(d)(g)          (f)            None        --      (f)
R. Scott Schafler...........                        0           0             None        --       0
Michael I. Sovern...........                    1,000          (f)            None        --      (f)
Fred R. Sullivan............                 5,892(h)          (f)           648(h)       (f)     (f)
Gerald Tsai, Jr.............                      500          (f)            None        --      (f)
Martin Weinstein............             41,445(a)(d)          (f)            None        --      (f)
All executive officers and
  directors as a group (15
  persons)..................    2,307,669(a)(b)(c)(d)       32.17      1,945,892(d)    58.44     53.24

---------------

(a) Includes certain shares held for the benefit of the named executive officer in the Company's 401(k) Plan.

(b) Includes 110,415 shares of Class A Common Stock owned by the Norman and Marjorie Alexander Foundation, as to which Mr. Alexander disclaims beneficial ownership. Also includes 125,385 shares of Class A Common Stock held in a grantor retained annuity trust, the trustees of which are Mr. Alexander's adult children.

(c) Does not include shares held by the Sequa Corporation Master Trust (see "Security Ownership by Certain Beneficial Owners," above), of which Messrs. Alexander and Leitner are members of the Investment Committee.

(d) Includes shares of Class A Common Stock which may be obtained upon the exercise, within sixty days of the date of this Proxy Statement, of stock options by Mr. Alexander -- 15,000; Mr. Quicke -- 17,000; Dr. Weinstein -- 19,500; Mr. Leitner -- 5,000; Mr. Dombek -- 6,000; and by all executive officers as a group -- 70,000.

(e) Includes 347,438 shares of Class B Common Stock held in a grantor retained annuity trust, the trustees of which are Mr. Alexander's adult children.

(f) Less than 1%.

(g) Includes 1,000 shares of Class A Common Stock owned by minor children of Mr. Quicke or by trusts for the benefit of the minor children, as to which he disclaims beneficial ownership.

(h) Includes 1,209 shares of Class A Common Stock and 198 shares of Class B Common Stock owned by Mrs. Fred R. Sullivan.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Each director and officer of the Company who is subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is required to report to the Securities and Exchange Commission (the "SEC") by a specified date his or her beneficial ownership of, or transactions in, the Company's securities. Reports received by the Company indicate that all such directors and officers have filed all requisite reports with the SEC on a timely basis during or with respect to 2002, except that one Form 4 was filed late for Ms. Joanne O'Sullivan, an executive officer of the Company, due to an administrative error.

ITEM 1.

                             ELECTION OF DIRECTORS

DIRECTORS

     At the meeting, 11 directors are to be elected to hold office until the next annual meeting and until their successors shall have been elected. If no other instructions are given, the persons named in the enclosed form of proxy will vote for the election of the nominees named in the table below. In case any such nominee should become unavailable for any reason, an event not now anticipated, the proxy holders reserve the right to substitute another person of their choice in his place. Each of the nominees has previously been elected by the stockholders.

NAME AND AGE                                      PRESENT OCCUPATION AND OTHER INFORMATION
------------                                    ---------------------------------------------
Norman E. Alexander
  Age 88.....................................   Chairman of the Board and Chief Executive
                                                Officer of the Company since 1975. Served as
                                                President and Chief Executive Officer from
                                                1957 to 1975 and as President from 1982 to
                                                1983. Has been a director of the Company
                                                since 1957 and is a member of the Executive
                                                Committee. May be deemed to be a control
                                                person of the Company (see "Voting Securities
                                                and Ownership Thereof by Certain Beneficial
                                                Owners and Management"). Also a director of
                                                The Howard Gilman Foundation.
Leon Black
  Age 51.....................................   Principal and Founding Partner, Apollo
                                                Management, L.P. (since 1995) and related
                                                entities (private investment firms). Also a
                                                director of Allied Waste Industries, Inc.,
                                                AMC Entertainment Inc., Sirius Satellite
                                                Radio, Inc., United Rentals, Inc., and
                                                Wyndham International, Inc. Is a Trustee of
                                                Mt. Sinai Hospital, the Museum of Modern Art,
                                                Lincoln Center for the Performing Arts, Prep
                                                for Prep, The Jewish Museum, The Asia
                                                Society, The Metropolitan Museum of Art,
                                                Dartmouth College and Vail Valley Foundation.
                                                Has been a director of the Company since 1997
                                                and is a member of the Nominating Committee.

NAME AND AGE                                      PRESENT OCCUPATION AND OTHER INFORMATION
------------                                    ---------------------------------------------
Alvin Dworman
  Age 77.....................................   Chairman, ADCO Group (a financial services,
                                                merchant banking and real estate company)
                                                since 1981. Has been a director of the
                                                Company since 1987 and is a member of the
                                                Audit Committee, the Executive Committee and
                                                the Compensation Committee.
David S. Gottesman
  Age 76.....................................   Senior Managing Director, First Manhattan Co.
                                                (an investment management company) since
                                                1964. Has been a director of the Company
                                                since 1982 and is Chairman of the Nominating
                                                Committee.
Richard S. LeFrak
  Age 57.....................................   President, Lefrak Organization, Inc. (a
                                                diversified, privately held company active in
                                                major residential and commercial real estate
                                                development projects, oil and gas
                                                exploration, finance and entertainment
                                                production) since 1975. Has been a director
                                                of the Company since 1986 and is a member of
                                                the Nominating Committee.
John J. Quicke
  Age 53.....................................   President and Chief Operating Officer of the
                                                Company since 1993. Served as Senior
                                                Executive Vice President, Operations, of the
                                                Company from 1992 to 1993; from 1991 to 1992,
                                                served as Vice President, Financial Services
                                                of the Company; from 1987 to 1991, served as
                                                Vice President, Financial Projects of the
                                                Company. Held various offices and positions
                                                in Chromalloy American Corporation (which
                                                became a subsidiary of the Company in 1986)
                                                from 1979 to 1987. Has been a director of the
                                                Company since 1993 and is a member of the
                                                Executive Committee. Also a member of the
                                                Board of Governors of Aerospace Industries
                                                Association.
R. Scott Schafler
  Age 52.....................................   President of Cortec Group, Inc. (a New York
                                                based buyout group specializing in
                                                acquisition, operation and growth of middle
                                                market manufacturing companies) since 1984.
                                                Has been a director of the Company since 2002
                                                and is a member of the Compensation
                                                Committee.

NAME AND AGE                                      PRESENT OCCUPATION AND OTHER INFORMATION
------------                                    ---------------------------------------------
Michael I. Sovern
  Age 71.....................................   Chancellor Kent Professor of Law and
                                                President Emeritus of Columbia University
                                                since 1993; President of Columbia University
                                                from 1980 to 1993; President of the Shubert
                                                Foundation since 1996. Chairman of Sotheby's
                                                Holdings, Inc. since 2000. Also a director of
                                                the American Academy in Rome, the Asian
                                                Cultural Council, the Atlantic
                                                Philanthropies, Comcast Corporation, The
                                                Freedom Forum Newseum, the Japan Society, the
                                                Shubert Organization and WNET/Thirteen.
                                                Served as Advisor to the Board of Directors
                                                of the Company from 1990 to May 1996. Member
                                                of the Board of Directors of the Company from
                                                May 1996 to November 2000 and from December
                                                2001 to present.
Fred R. Sullivan
  Age 88.....................................   Managing Partner, FRS Capital Company, LLC.
                                                Served as Chairman of the Board and Chief
                                                Executive Officer, Richton International
                                                Corporation (a diversified service company)
                                                from 1989 to 2001. From 1987 to 1991, served
                                                as Chairman of the Board and President,
                                                Interim Systems Corporation (a temporary
                                                personnel and health care service company).
                                                From 1971 to 1988, served as Chairman of the
                                                Board and President, Kidde, Inc. (a
                                                multi-market manufacturing and service
                                                company). Has been a director of the Company
                                                since 1962 and is a member of the Audit
                                                Committee.
Gerald Tsai, Jr.
  Age 74.....................................   Private investor. From 1993 to 1997, served
                                                as Chairman, President and Chief Executive
                                                Officer, Delta Life Corporation; private
                                                investor from 1991 to 1993; Chairman of the
                                                Executive Committee of the Board of
                                                Directors, Primerica Corporation from 1988 to
                                                1991; from 1987 to 1988, was Chairman and
                                                Chief Executive Officer of Primerica; and
                                                from 1982 to 1987, held several other offices
                                                at Primerica. Has been a director of the
                                                Company since 1976 and is Chairman of the
                                                Compensation Committee and of the Audit
                                                Committee. Also a director of Triarc
                                                Companies, Inc., United Rentals, Inc. and
                                                Zenith National Insurance Corp. Also an
                                                Honorary Trustee of Boston University, Mount
                                                Sinai-NYU Medical Center and NYU School of
                                                Medicine Foundation.

NAME AND AGE                                      PRESENT OCCUPATION AND OTHER INFORMATION
------------                                    ---------------------------------------------
Martin Weinstein
  Age 67.....................................   Executive Vice President, Chromalloy Gas
                                                Turbine Operations since 1999. Served as
                                                Senior Vice President, Gas Turbine Operations
                                                of the Company from 1988 to 1999; from 1987
                                                to 1988, served as Vice President, Gas
                                                Turbine Operations of the Company. Held
                                                various offices and positions in Chromalloy
                                                American Corporation (which became a
                                                subsidiary of the Company in 1986) from 1968
                                                to 1987. Has been a director of the Company
                                                since 1999.

     During 2002, the Company's Board of Directors held nine regularly scheduled meetings. All of the directors then in office, except for Mr. Black and Mr. Sovern, attended at least 75% of the aggregate of regularly scheduled Board meetings and meetings of committees of which they are members.

      THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE "FOR"
                THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company's standing committees are Executive, Audit, Compensation and Nominating. During 2002, membership on these committees consisted of the following: Executive Committee: Messrs. Alexander, Dworman, Krinsly* and Quicke; Audit Committee: Messrs. Dworman, Sullivan and Tsai; Compensation Committee:
Messrs. Dworman, Tsai and Schafler (as of May 9, 2002); and Nominating
Committee: Messrs. Gottesman, Black and LeFrak. The Executive Committee acts in place of the full Board of Directors between meetings thereof, evaluates a variety of projects of the Company and makes recommendations to the Board. The Executive Committee did not meet during 2002. The activities of the Audit Committee include a review with the independent auditors of the plans and results of the audit engagement; conferring with respect to audit activities; consideration of the independence of the auditors; review of the auditors' fees; and the recommendation to the Board as to the engagement of the auditors. During 2002, the Audit Committee held five meetings. The Compensation Committee recommends to the Board the compensation arrangements for directors and officers. During 2002, the Compensation Committee held two meetings. The Nominating Committee selects candidates for election to the Board of Directors or to fill vacancies thereon, after consideration of nominees proposed to it in writing, provided that such nominees have agreed in writing to be candidates for the Board of Directors. The Nominating Committee did not meet during 2002.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Alex Alexander, brother of Norman E. Alexander (Chairman, Chief Executive Officer and a director of the Company), is available to perform sales and marketing services for After Six Inc. (a subsidiary of the Company). He is compensated at an annual rate of $85,000 plus certain employee benefits. This arrangement commenced in 1994, and the aggregate cost to the Company of such payments and benefits in 2002 was $96,093.

---------------

* Following Mr. Krinsly's death on November 15, 2002, the membership of the Executive Committee was restated to be Messrs. Alexander, Dworman and Quicke.

     The Sequa Corporation Master Trust for participating pension plans (the "Trust") is a limited partner in Apollo Investment Funds, L.P., of which Mr. Leon Black, a director of the Company, is a general partner. The Trust has committed an aggregate of $12.5 million to these funds, approximately 90% of which had been invested by December 31, 2002. The balance could be called by Apollo Investment Funds, L. P. for investment during 2003 or thereafter. The Trust's capital contributions to date and unfunded commitments represent approximately 5.98% of the total assets of the Trust.

     The Trust is a limited partner in Cortec Group Fund II, L.P. of which Mr.
R. Scott Schafler, a director of the Company, is a principal. The Trust has committed an aggregate of $2 million to this fund, approximately 100% of which had been invested by December 31, 2002. The Trust's capital contributions to date represent less than 1% of the total assets of the Trust.

LEGAL PROCEEDINGS

     Mr. Schafler is the Managing Member of Cortec Management (II), L.L.C., the managing general partner of Cortec Group Fund II, L.P., an investment limited partnership. On February 4, 2002, New Decor Holdings, Inc. and its wholly owned subsidiary Decor Gravure Corporation, portfolio investments of Cortec Group Fund II, L.P. for which Mr. Schafler served as a director and/or executive officer until October 2001, filed voluntary petitions under Chapter 11 of the Bankruptcy Code, 11 U.S.C. sec.sec. 1101 et seq.

COMPENSATION OF DIRECTORS

     Each director who is not an employee of the Company received an annual retainer of $35,000 for 2002 and $1,000 for each board meeting and committee meeting attended. The non-employee member of the Executive Committee received an additional annual fee of $5,000. The members of the Audit Committee, Nominating Committee and Compensation Committee (all of whom are non-employees) received an additional annual fee of $3,500, $2,500 and $3,500, respectively. The Company also reimburses its non-employee directors for travel, lodging and related expenses they may incur in attending board and committee meetings. Each director who is not an employee of the Company may elect to participate in the 1998 Directors' Stock Compensation Plan, whereby the participating director receives his annual retainer and meeting fees in the form of restricted shares of the Company's Class A Common Stock, in lieu of cash.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth the compensation paid for services rendered in all capacities to the Company and its subsidiaries with respect to 2002, 2001 and 2000 to the Chief Executive Officer of the Company and to the next four most highly compensated executive officers.

                                                                                       LONG TERM
                                                                                     COMPENSATION
                                                   ANNUAL COMPENSATION              ---------------
                                        -----------------------------------------       AWARDS
                                                                     OTHER ANNUAL     SECURITIES       ALL OTHER
                                                                     COMPENSATION     UNDERLYING      COMPENSATION
NAME AND PRINCIPAL POSITION      YEAR     SALARY      BONUS($)(1)        ($)        OPTIONS/SARS(#)      ($)(2)
---------------------------      ----   -----------   ------------   ------------   ---------------   ------------
Norman E. Alexander              2002   $ 1,442,255    $1,183,532        --                  --         $      0
  Chairman and Chief             2001     1,400,748             0        --                  --            5,100
  Executive Officer              2000     1,346,837     1,321,572        --                  --            5,100

John J. Quicke                   2002       636,583       479,890        --                  --            1,370
  President and Chief            2001       615,435             0        --                  --            6,234
  Operating Officer              2000       585,729       475,613        --               7,500            5,642

Stuart Z. Krinsly                2002       770,026       130,720(3)     --                  --              212
  Senior Executive               2001       749,290             0        --                  --            5,106
  Vice President and             2000       720,348       652,462        --                  --            5,143
  General Counsel

Martin Weinstein                 2002       618,789       340,433        --                  --                0
  Executive Vice President,      2001       539,297(4)     239,273       --                  --            5,100
  Chromalloy Gas Turbine         2000       554,285       451,839        --               7,500            5,100
  Operations

Howard M. Leitner                2002       275,905       174,190        --                  --              622
  Senior Vice President,         2001       267,704             0        --                  --            5,556
  Finance                        2000       258,024       193,518        --                  --            5,100

Gerard M. Dombek                 2002       270,577       203,963        --                  --            4,092
  Senior Vice President,
  Metal Coating(5)

---------------

(1) Bonuses are paid in the first quarter of the year following the year with respect to which they have been earned (i.e., bonuses earned with respect to 2002 are paid in the first quarter of 2003; these bonuses are reported in the Summary Compensation Table, above, on the 2002 Bonus line).

(2) These amounts consist of a matching contribution by the Company under the respective 401(k) Plan in which each executive officer participates (for 2002, $0 for each named executive officer except for Mr. Dombek -- $3,481; for 2001 and 2000, $5,100 for each named executive officer for those years). During part of 2002, as part of a cost containment program, the matching contribution by the Company to the 401(k) Plan was suspended. Also included are the following amounts paid by the Company for executive term life insurance: (i) Mr. Quicke -- $1,370, $1,134, and $542 in 2002, 2001, and
    2000, respectively, (ii) Mr. Krinsly -- $212, $33, and $6 in 2002, 2001, and
    2000, respectively,

(iii) Mr. Leitner -- $622 and $456 in 2002 and 2001, respectively, and (iv) Mr. Dombek -- $611 in 2002.

(3) The Compensation Committee awarded Mr. Krinsly's estate a discretionary bonus.

(4) As part of a cost containment program instituted at Chromalloy Gas Turbine Corporation from September through December 2001, all salaried personnel at Chromalloy Gas Turbine and its subsidiaries above a certain compensation level accepted a temporary reduction in pay. For Dr. Weinstein, the reduction was 20% of his salary.

(5) Mr. Dombek was named an executive officer on February 27, 2003.

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

     There were no stock options granted to any of the named executive officers during 2002. There are no SARs.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES TABLE

     The following table shows the number of shares of Class A Common Stock represented by outstanding unexercised stock options (there are no SARs) held by each of the named executive officers as of December 31, 2002.

                                                           NUMBER OF SECURITIES
                                                          UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED IN-
                             SHARES                       OPTIONS AT FISCAL YEAR-      THE-MONEY OPTIONS AT
                          ACQUIRED ON        VALUE                END(#)                FISCAL YEAR-END($)
         NAME             EXERCISE(#)     REALIZED($)    EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----------------------   --------------   ------------   -------------------------   -------------------------
Norman E. Alexander...            0            --        15,000/-0-                        -0-/-0-
John J. Quicke........        2,500       $  46,925      14,500/2,500                   $5,275/$5,275
Stuart Z. Krinsly.....            0            --        12,000/-0-                        -0-/-0-
Martin Weinstein......            0            --        17,000/2,500                  $10,550/$5,275
Howard M. Leitner.....            0            --         5,000/-0-                        -0-/-0-
Gerard M. Dombek......            0            --         6,000/-0-                        -0-/-0-

PENSION PLANS

     The following tables show the estimated annual pension benefits payable to each covered participant at normal retirement age under the Company's qualified defined benefit pension plans, and any applicable non-qualified supplemental pension plans that provide benefits that would otherwise be denied participants by reason of certain Internal Revenue Code limitations on qualified plan benefits. The tables also take into account any existing individual agreements, based on remuneration that is covered under the plans and agreements and years of service with the Company and its subsidiaries. There are separate pension plans within the Company for various subsidiaries.

                              PENSION PLAN TABLE-A

                                                                YEARS OF SERVICE
PLAN                                             -----------------------------------------------
COMPENSATION                                         35           40          45          50
------------                                     -----------   ---------   ---------   ---------
$ 1,000,000....................................      571,286     652,899     734,511     816,123
  1,200,000....................................      687,953     786,232     884,511     982,790
  1,400,000....................................      804,620     919,565   1,034,511   1,149,457
  1,600,000....................................      921,286   1,052,899   1,184,511   1,316,123
  1,800,000....................................    1,037,953   1,186,232   1,334,511   1,482,790
  2,000,000....................................    1,154,620   1,319,565   1,484,511   1,649,457
  2,200,000....................................    1,271,286   1,452,899   1,634,511   1,816,123
  2,400,000....................................    1,387,953   1,586,232   1,784,511   1,982,790
  2,600,000....................................    1,504,620   1,719,565   1,934,511   2,149,457
  2,800,000....................................    1,621,286   1,852,899   2,084,511   2,316,123
  3,000,000....................................    1,737,953   1,986,232   2,234,511   2,482,790

---------------

Table A applies to Messrs. Alexander and Krinsly.

     Mr. Alexander is required to receive $243,779 annually from the qualified defined benefit plan portion of the aggregate benefit shown in Table A.

     Mr. Krinsly's pension benefit was subject to actuarial increases for commencement after age 65, but he elected to begin receiving the qualified defined benefit portion of the aggregate benefit annually beginning on January 1, 1998. Mr. Krinsly died on November 15, 2002 and, therefore, received $596,748 of the $650,998 annual benefit from the qualified defined benefit plan in 2002. Based on the election Mr. Krinsly made previously, his spouse is entitled to receive a benefit from the qualified defined benefit plan and a non-qualified supplemental pension plan in the aggregate amount of $718,108 annually for her lifetime.

                              PENSION PLAN TABLE-B

                                                        YEARS OF SERVICE
PLAN                             --------------------------------------------------------------
COMPENSATION                         5          10        30*       35         40         45
------------                     ----------   -------   -------   -------   --------   --------
 $ 200,000.....................  $   13,817   $27,633   $82,900   $96,717   $105,717   $114,717
   400,000.....................      28,817    57,633   172,900   201,717    219,717    237,717
   600,000.....................      43,817    87,633   262,900   306,717    333,717    360,717
   800,000.....................      58,814   117,633   352,900   411,717    447,717    483,717
 1,000,000.....................      73,817   147,633   442,900   516,717    561,717    606,717

---------------

* Columns for 15, 20 and 25 years have been omitted as inapplicable.

Table B applies to Messrs. Dombek, Leitner, Quicke, and Dr. Weinstein.

     Compensation covered by the plans is total pay for services, including elective deferrals to qualified plans, but excluding severance payments, expense reimbursements, and other non-wage items. With respect to Mr. Alexander, his benefits are based on his highest average annual compensation in any five consecutive years of employment with the Company. With respect to Messrs. Dombek, Leitner, Quicke, and Dr. Weinstein, their respective benefits are based on their respective average compensation for all years after 1992.

     The credited years of service and plan compensation for the named executive officers are:

                                                       ESTIMATED
                                                     CREDITED YEARS       PLAN
                                                       OF SERVICE     COMPENSATION
                                                     --------------   ------------
Alexander..........................................        46          $2,338,446
Quicke.............................................        34             716,057
Leitner............................................         6             331,717
Weinstein..........................................        33             709,883
Dombek.............................................        42             321,207

     Benefits shown in Table A and Table B are computed as a straight life annuity beginning at normal retirement age (65) or current age if older. Some benefit formulas include an offset for a portion of estimated Social Security benefits.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

     The Company has entered into employment agreements with the named executive officers listed below. (Supplementary retirement agreements with any of the named executive officers are accounted for in the foregoing section, "Pension Plans".) There are no change-in-control arrangements between the Company and any of the named executive officers.

                                                                                    ANNUAL
          NAME                     TITLE              TERM OF AGREEMENT (1)     COMPENSATION(2)
          ----            ------------------------   ------------------------   ---------------
John J. Quicke            President and Chief        1/1/95 -- 12/31/2004          $620,300
                          Operating Officer
Martin Weinstein          Executive Vice             6/1/96 -- 12/31/2004           587,900
                          President, Chromalloy
                          Gas Turbine Operations
Howard M. Leitner         Senior Vice President,     12/16/99 -- 2/28/2005          269,600
                          Finance
Gerard M. Dombek          Senior Vice President,     9/28/95 -- 2/28/2005           277,500
                          Metal Coating

---------------

(1) The term may be extended or terminated prior to expiration under certain circumstances (including death, disability and for cause, as such term is defined therein).

(2) These amounts reflect salaries as of June 1, 2002 and do not include additional incentive compensation which may be payable.

STOCK PERFORMANCE GRAPH -- 5 YEAR CUMULATIVE INDEX

     The graph set forth below compares the annual percentage change in the cumulative total shareholder return on an investment of $100 in the Company's Common Stock, on an indexed basis, with the S&P 500 Stock Index and the S&P Aerospace/Defense Index, for the period of five years ended December 31, 2002.

                                 (SEQUA GRAPH)

                          TOTAL RETURN TO SHAREHOLDERS
                              REINVESTED DIVIDENDS

                                                                    INDEXED RETURNS
                                                                     YEARS ENDING
                                                       -----------------------------------------
COMPANY / INDEX                                BASE    DEC98    DEC99    DEC00    DEC01    DEC02
---------------                               PERIOD   ------   ------   ------   ------   -----
                                              DEC97
                                              ------
SEQUA CORP -CL A............................   100      92.03    82.90    55.91    73.04   60.11

SEQUA CORP -CL B............................   100      98.66    80.54    74.83    72.48   60.07

S&P 500 INDEX...............................   100     128.58   155.63   141.46   124.65   97.10

S&P 500 AEROSPACE & DEFENSE.................   100      95.71    97.35   122.05   100.41   95.25

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD ON EXECUTIVE COMPENSATION

     The Company's executive compensation program is developed and implemented by the Company's Human Resources Department in conjunction with the Compensation Committee of the Board of Directors. The Compensation Committee, which is composed of three independent (non-employee) directors, reviews and approves all elements of the program, which is then submitted to the full Board of Directors for ratification. This program is based upon objectives that seek to attract and retain key executives critical to the success of the Company, and to reward and motivate executives for performance that maximizes Company success and stakeholder value. In order to accomplish these goals, the Company has designed a competitive base salary program and annual incentive cash bonus plans, the latter of which are predominantly geared toward achievement of stated financial goals. These recognize that there is no formal long-term incentive program that is part of the overall compensation package. In addition, the Company may, from time to time, award stock option grants in order to emphasize stockholder returns.

     In order to cushion the effects of the difficult economic conditions prevailing over the past several years, the Company initiated a number of cost containment measures, including a 90-day deferral of merit increases for certain salaried employees, including the named executive officers. Consequently, in 2002 the Compensation Committee's review of senior management salaries was postponed for 90 days to June 2002. Senior management salaries were reviewed in February 2003, but the implementation of increases, if any, has been postponed until June 1, 2003.

     Base salaries for executive officers of the Company are intended to maintain competitive rates of pay for executives in relation to the market. The Company competes for executive talent across a broad range of segments. The Company's Human Resources Department collects and analyzes competitive salary data from a comprehensive group of surveys produced by leading human resource/compensation consulting firms, including Towers Perrin, Hewitt Associates, The Conference Board, William M. Mercer, Inc., WorldatWork, and Buck Consultants, with particular reliance on the findings of Towers Perrin and Hewitt Associates, where data most closely aligns with the actual responsibilities of Sequa's senior management group. The Compensation Committee reviews the analysis as part of its competitive compensation review.

     For 2002, the Compensation Committee's review of the competitive market resulted in salary increases to the five most highly compensated executive officers as follows: 4.0% to Messrs. Alexander and Krinsly; 4.5% to Messrs. Quicke and Weinstein, and 4.0% to Mr. Leitner, all awarded in June 2002. Mr. Krinsly died on November 15, 2002. Consequently, data for Gerard M. Dombek, Senior Vice President, Metal Coating (President & General Manager, Precoat Metals Division,) has been included in the Executive Compensation tables and in this report in accordance with the rules and regulations of the Securities and Exchange Commission. Mr. Dombek received an increase of 5.7% in June 2002. These increases were granted as a result of the Compensation Committee's determination that the adjustments were required in order to maintain competitive salary levels and to sustain a high degree of executive motivation. The Compensation Committee's conclusions were based upon the detailed comparisons presented in the analysis with respect to Company size, complexity and industry mix, overlaid by the performance, experience and tenure of the Company's executive officers.

     The Company's annual incentive bonus plans seek to motivate and reward executives by recognizing the impact their individual accomplishments have had on the financial performance of the Company or of a particular division during the previous year. Four of the six named executive officers are awarded bonuses under the Company's Management Incentive Bonus Program for Corporate Executive Officers (the "Plan"). Two of the named executive officers are awarded bonuses under separate bonus plans, discussed below. Under the Plan, bonuses are earned under a formula derived from the Company's budgeted basic earnings per share before extraordinary items ("EPS") for the year. The targets for minimum, par and maximum bonus consideration are determined each year by the Compensation Committee.

     Stockholders initially approved the Plan in 1994 to comply with Section 162(m) of the Internal Revenue Code, and certain amendments were approved by the stockholders in 1995. In accordance with the requirements of Section 162(m), the Plan was reapproved by the stockholders at the 2000 Annual Meeting of Stockholders. Section 162(m) provides that compensation of an executive officer who is required to be listed in the Summary Compensation Table of the Proxy Statement is not tax deductible by the Company to the extent that it exceeds $1.0 million, unless certain criteria (including shareholder approval) have been met. Thus, bonuses (but not salaries) payable to Corporate Executive Officers under the Plan (which complies with the requirements of Section 162(m)) are tax deductible by the Company even if they raise total compensation of any such officer to more than $1.0 million. While the terms of the Plan provide that it cannot be substantively amended without shareholder approval (or it will no longer be in compliance with Section 162(m)), the Compensation Committee always retains discretion to impose more restrictive, although not more generous, criteria under the Plan. The terms of the Plan provide for the payment of bonuses at budgeted EPS levels as follows: minimum bonus eligibility at 85% of budgeted EPS; par bonus eligibility at 100% of budgeted EPS; and maximum bonus eligibility at 115% of budgeted EPS. For 2002, the Compensation Committee exercised its discretion to impose more restrictive criteria: 100% of budgeted EPS for minimum bonus, 250% of budgeted EPS for par bonus, and 400% of budgeted EPS for maximum bonus. For 2003, the Committee has determined to apply the same restrictive criteria for both the Plan and the Management Incentive Bonus Program for the Non-Executive Officers and Corporate Staff, the latter of which applies to the Senior Vice President, Finance.

     For the Chairman/Chief Executive Officer and the Senior Executive Vice President/General Counsel, the bonus opportunity is derived entirely from EPS targets. For the President/Chief Operating Officer and the Executive Vice President, Gas Turbine Operations, 33.3% of the total bonus opportunity is based upon the corporate EPS targets, and 66.6% is based on the actual operating income and return on net assets ("RONA"), compared to the budgeted targets, for the operations under their respective direction.

     Based on the Company's EPS performance in 2002, the Chairman/Chief Executive Officer was awarded a bonus of $1,183,532. The estate of the Senior Executive Vice President/General Counsel was awarded a discretionary bonus of $130,720. Based on the Company's EPS performance results and the operating income and RONA of the operations under his direction, the President/Chief Operating Officer was awarded a bonus of $479,890 for 2002. Based on the Company's EPS performance and the operating income and RONA of the Gas Turbine Operations, the Executive Vice President, Chromalloy Gas Turbine Operations was awarded a bonus of $340,433.

     The Senior Vice President, Finance is eligible for a bonus award under the Company's Management Incentive Bonus Program for Corporate Non-Executive Officers and Corporate Staff. The Senior Vice President, Finance was awarded a bonus of $174,190 for 2002, based on the Company's EPS performance and achievement of personal performance goals.

     The Senior Vice President, Metal Coating, (President & General Manager, Precoat Metals Division), is eligible for a bonus based on operating income, RONA, inventory turnover and certain key performance measures of the Precoat Metals Division. He was awarded a bonus of $203,963 for 2002.

     The Compensation Committee is confident that Sequa's senior management is fully equipped to meet whatever challenges are encountered in the course of directing the Company's operations. The Compensation

Committee believes that the total compensation packages provided to the Company's executives are competitive and are appropriate to assure the retention and motivation of this highly skilled and experienced segment of the Sequa workforce.

                                          Compensation Committee

                                          Gerald Tsai, Jr., Chairman
                                          Alvin Dworman
                                          R. Scott Schafler

REPORT OF THE AUDIT COMMITTEE

     The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Report by reference therein.

     Management is responsible for the Company's financial reporting process, including its system of internal control, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company's independent auditors are responsible for auditing those financial statements. The Audit Committee's responsibility is to monitor and review these processes. It is not the Audit Committee's duty or responsibility to conduct audit or accounting reviews or procedures. The members of the Audit Committee are not employees of the Company and may not be, and may not represent themselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, the Audit Committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent auditors included in their report on the Company's financial statements. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles in the United States, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent accountants are in fact "independent."

     The Audit Committee of the Company's Board of Directors is currently composed of three directors, none of whom are officers or employees of the Company. All members of the Audit Committee are independent under the rules of the New York Stock Exchange. The Board of Directors has adopted a written charter for the Audit Committee. The complete text of the charter, which reflects standards set forth in new Securities and Exchange Commission regulations and New York Stock Exchange rules, was included as an appendix to the 2001 proxy statement. The charter is presently being reviewed and revised to ensure that it is in full compliance with the provisions of the Sarbanes-Oxley Act of 2002 and the new proposed rules of the New York Stock Exchange.

     In accordance with its written charter, the Audit Committee assists the Board in fulfilling its responsibility to monitor the integrity of the accounting, auditing and financial reporting practices of the Company. Typically, for each fiscal year, the Audit Committee selects independent public accountants to audit the financial statements of the Company and its subsidiaries, subject to the approval of the Board of Directors, and such selection is subsequently presented to the Company's stockholders for ratification. Due to the unusual circumstances in 2002, the Audit Committee recommended to the Board that new independent auditors be selected to audit the 2002 financial statements of the Company and its subsidiaries. As announced in April 2002, the Company named Ernst & Young LLP ("Ernst & Young") to replace Arthur Andersen LLP as the Company's independent auditors. For 2003, the Audit Committee has selected Ernst & Young as the independent auditors to audit the financial statements of the Company and its subsidiaries. The selection of Ernst & Young was approved by the Board of Directors on February 27, 2003 and is being presented to the Company's stockholders for ratification at the 2003 Annual Meeting.

     Prior to the release of quarterly earnings announcements for the second and third quarters of fiscal year 2002, the Audit Committee reviewed and discussed the interim financial information contained therein with Ernst & Young and with the Company's chief financial officer and its controller. For the first quarter, the Chairman of the Audit Committee reviewed and discussed the interim financial information with Ernst & Young and with the Company's chief financial officer and its controller prior to the release of the quarterly earnings announcement. In overseeing the preparation of the Company's year-end audited financial statements, the Audit Committee met with both management and the Company's independent auditors and reviewed and discussed the financial statements prior to their issuance. The Audit Committee also discussed significant accounting issues and the results of the audit with both management and the Company's independent auditors. The Audit Committee's review included discussion with the independent auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Audit Committee received from Ernst & Young written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) describing all relationships between the outside auditors and the Company that might bear on the auditors' independence and discussed this information with Ernst & Young. The Audit Committee also discussed with management, with the director of internal audit and with Ernst & Young the quality and adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, budget and staffing. As a result of discussions at the Audit Committee and Board of Directors level, a decision was made to have the accounting firm Deloitte & Touche LLP supplement the staff of the internal audit department. The Audit Committee also reviewed with both Ernst & Young and the director of internal audit their audit plans, audit scope and identification of audit risks.

     On the basis of these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission.

                                          MEMBERS OF THE AUDIT COMMITTEE

                                          Gerald Tsai, Jr., Chairman
                                          Alvin Dworman
                                          Fred R. Sullivan

ITEM 2.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     The Board of Directors has, based on the recommendation of the Audit Committee, appointed Ernst & Young LLP ("Ernst & Young") as independent auditors for the 2003 fiscal year, subject to stockholder ratification. Ernst & Young will audit the Company's consolidated financial statements for the 2003 fiscal year and perform other services.

     AUDIT FEES. The aggregate fees for professional services rendered by Ernst & Young for the 2002 fiscal year are as follows:

Audit Services (1)..........................................   $1,432,000
Audit-related Services (2)..................................      182,000
                                                               ----------
                                                                1,614,000
                                                               ==========

---------------

(1) Includes year-end audit fees, including foreign location audit fees required for the consolidated financial statements, and quarterly review fees.

(2) Includes foreign location audit fees not required for the consolidated financial statements and employee benefit plans audit fees.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. NONE.

     ALL OTHER FEES. The aggregate fees for all other services rendered by Ernst & Young for the 2002 fiscal year consisted of tax compliance and consulting fees in the amount of $242,000.

     The Audit Committee has considered the provision by Ernst & Young of the services covered in this All Other Fees section and found that they are compatible with maintaining Ernst & Young's independence.

     The stockholders will be asked to ratify the appointment of Ernst & Young as independent auditors of the Company for the 2003 fiscal year. Ernst & Young was the Company's independent auditors for the fiscal year ended December 31, 2002. Representatives of the firm are expected to be present at the stockholders' meeting. They will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

      THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE "FOR"
          RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.

                                 OTHER MATTERS

     The management of the Company knows of no business other than that referred to herein to be presented for action at the meeting. If, however, any other business should properly come before the meeting or any adjournment thereof, it is intended that all proxies will be voted with respect to such business in accordance with the best judgment of the persons named in said proxies.

             PROPOSALS OF STOCKHOLDERS FOR THE 2004 ANNUAL MEETING

     Proposals by stockholders intended to be presented for action at the 2004 annual meeting of stockholders must be received by the Company at its principal executive offices, 200 Park Avenue, New York, New York 10166, not later than December 2, 2003. It is suggested that such proposals be submitted by Certified Mail-Return Receipt Requested. The SEC has amended Rule 14a-4(c) under the Exchange Act which governs the Company's use of discretionary proxy voting authority with respect to shareholder proposals that are not being included in the Company's proxy solicitation materials pursuant to Rule 14a-8 of the Exchange Act. Therefore, in the event a stockholder does not notify the Company at least 45 days before the date the Company mailed its proxy material for the prior year's annual meeting of stockholders (which date would be February 14, 2004 for the Company's 2004 Annual Meeting) of an intent to present such a proposal at the Company's 2004 Annual Meeting, the Company's management proxies will have the right to exercise their discretionary authority in connection with the matter submitted by the stockholder, without discussion of the matter in the Proxy Statement.

March 31, 2003

                                   APPENDIX I
                                ADMISSION TICKET
                               SEQUA CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                             May 8, 2003 11:00 a.m.

                               383 Madison Avenue
                         Second Floor Conference Center
                                 Auditorium A/B
                               New York, New York

If you plan to attend the Annual Meeting, please sign and return the self-addressed, postage paid portion of this card.

You will need to present this portion of the card in order to be admitted to the Sequa Annual Meeting on May 8, 2003.
--------------------------------------------------------------------------------

I plan to attend the Annual Meeting of Stockholders of Sequa Corporation on May 8, 2003.
--------------------------------------------------------------------------------
SIGNATURE

--------------------------------------------------------------------------------
PLEASE PRINT/TYPE FULL NAME AS IT APPEARS ON PROXY CARD
Address:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Stock Ownership:  Class A ____ Class B ____ Preferred ____
--------------------------------------------------------------------------------
                          PLEASE CHECK ALL THAT APPLY

                               ADMISSION TICKET

                              SEQUA CORPORATION

                        ANNUAL MEETING OF STOCKHOLDERS

                            MAY 8, 2003 11:00 a.m.

                              383 Madison Avenue

                          2nd Floor Conference Center

                                Auditorium A/B

                              New York, New York

If you plan to attend the Annual Meeting, please mark the notification box on the bottom portion of this card.

YOU MUST PRESENT THIS PORTION OF THE CARD IN ORDER TO BE ADMITTED TO THE SEQUA CORPORATION ANNUAL MEETING ON MAY 8, 2003.







Please note: the number(s) specified above refer(s) to the number of shares. Class A Common Stock and $5.00 Cumulative Convertible Preferred Stock are each entitled to one vote per share. Class B Common Stock is entitled to ten votes per share.


                          \/ PLEASE DETACH HERE \/
-------------------------------------------------------------------------------

      MARK, SIGN, DATE AND RETURN
[  ]  THE PROXY CARD PROMPTLY                [ X ]
      USING THE ENCLOSED ENVELOPE.        VOTES MUST BE INDICATED
                                          (X) IN BLACK OR BLUE INK.

                                            THE BOARD OF DIRECTORS RECOMMENDS A
                                            VOTE FOR ALL NOMINEES IN ITEM 1 AND
                                            FOR ITEM 2.

1. ELECTION OF DIRECTORS:

FOR [ ]    WITHHOLD [ ]   EXCEPTIONS [ ]
ALL        FOR ALL

Nominees: Messrs. Alexander,
          Black, Dworman, Gottesman,
          LeFrak, Quicke, Schafler,
          Sovern, Sullivan, Tsai
          and Weinstein

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE, MARK THE "EXCEPTIONS*" BOX AND WRITE THAT NOMINEE'S
NAME IN THE SPACE PROVIDED BELOW.)

EXCEPTIONS*
            -------------------------------------------

2. Appointment of Ernst & Young LLP
   as Independent Auditors for 2003

 FOR         AGAINST         ABSTAIN
 [ ]           [ ]             [ ]


I plan to attend the Annual Meeting.                  [ ]


To change your address, please mark this box.         [ ]


To include any comments, please mark this box.        [ ]


                                                 ------------------------------
                                                         SCAN LINE
                                                 ------------------------------

NOTE: Please sign as name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, please give full title as such. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If shares are held jointly, each stockholder named should sign.











Date            Share Owner sign here                   Co-Owner sign here
-------------------------------------                   -----------------------


-------------------------------------                   -----------------------

------------------------------------------------------------------------------

                              SEQUA CORPORATION

SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING OF
           STOCKHOLDERS OF SEQUA CORPORATION -- MAY 8, 2003


     The undersigned hereby appoints Norman E. Alexander, John J. Quicke and Martin Weinstein, or any of them, attorneys and proxies, with full power of substitution and revocation in each, for and on behalf of the undersigned, and with all the powers the undersigned would possess if personally present, to vote at the above Annual Meeting to be held at 383 Madison Avenue in the 2nd Floor Conference Center, Auditorium A/B, New York, New York at 11:00 a.m. and any adjournment or postponement thereof all shares of Common and Preferred Stock of Sequa Corporation that the undersigned would be entitled to vote at such meeting.

     This proxy, when properly executed, will be voted as directed by the stockholder. If no direction is given, when the duly executed proxy is returned, the shares represented by this proxy will be voted FOR all nominees in Item 1 and FOR Item 2. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

(Continued, and to be signed and dated, on the reverse side.)


                                       SEQUA CORPORATION
                                       P.O. BOX 11180
                                       NEW YORK, N.Y. 10203-0180